Exhibit 1.1

ANGIE HOLDINGS LIMITED

FORM OF UNDERWRITING AGREEMENT

[●], 2025

Cathay Securities, Inc.

40 Wall St, Suite 3600

New York, NY 10005

Ladies and Gentlemen:

The undersigned, Angie Holdings Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), hereby confirms its agreement (this “Agreement”) with Cathay Securities, Inc. (the “Underwriter”) to issue and sell to the Underwriter an aggregate of [●] ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), of the Company (the “Firm Shares”). The Company also agrees to issue and sell to the Underwriter not more than an additional [●] shares of its Ordinary Shares (the “Option Shares”), if and to the extent that the Underwriter shall have determined to exercise the right to purchase such shares of Option Shares granted to the Underwriter in Schedule A hereof. The Firm Shares and the Option Shares are hereinafter collectively referred to as the “Securities.” The offering and sale of Securities contemplated by this Agreement is referred to herein as the “Offering.”

1. Purchase and Sale of Securities.

(a) Purchase of Firm Shares. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriter an aggregate of [●] Firm Shares at a purchase price (net of underwriting discounts) of $[●] per share (the “Purchase Price”). The Underwriter agrees to purchase from the Company the Firm Shares set forth opposite its name on Schedule A attached hereto and made a part hereof.

(b) Delivery of and Payment for Firm Shares. Delivery of and payment for the Firm Shares shall be made at 10:00 a.m. Eastern time on [●], 2025, or at such time as shall be agreed upon by the Underwriter and the Company, at the offices of VCL Law LLP (the “Underwriter’s Counsel”) or at such other place as shall be agreed upon by the Underwriter and the Company. The hour and date of delivery of and payment for the Firm Shares is called the “Closing Date.” The closing of the payment of the purchase price for, and delivery of certificates representing, the Firm Shares is referred to herein as the “Closing.” Payment for the Firm Shares shall be made on the Closing Date by wire transfer in Federal (same day) funds upon delivery to the Underwriter of certificates (in form and substance reasonably satisfactory to the Underwriter) representing the Firm Shares (or if uncertificated through the full fast transfer facilities of the Depository Trust Company (the “DTC”)) for the account of the Underwriter. The Firm Shares shall be registered in such names and in such denominations as the Underwriter may request in writing at least two (2) Business Days prior to the Closing Date. If certificated, the Company will permit the Underwriter to examine and package the Firm Shares for delivery at least one (1) full Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Shares except upon tender of payment by the Underwriter for all the Firm Shares. As used herein, the term “Business Day” shall mean any day other than a Saturday, Sunday or any day on which any of the major U.S. stock exchanges are not open for business.

(c) Option Shares. The Company hereby agrees to issue and sell to the Underwriter the Option Shares, and the Underwriter shall have the option to purchase the Option Shares from the Company (the “Over-Allotment Option”), in each case, at a price per share equal to the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Option Shares (the “Over-Allotment Option Purchase Price”). The Company and the Underwriter agree that the Underwriter may only exercise the Over-Allotment Option for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriter may exercise the Over-Allotment Option at any time in whole, or from time to time in part, on or before the forty-fifth (45th) day from the Closing Date, by giving written notice to the Company (the “Over-Allotment Exercise Notice”). Each exercise date must be at least one (1) business day after the Over-Allotment Exercise Notice is given, and may not be earlier than the Closing Date or later than ten (10) business days after the date of such notice. On each day, if any, that the Option Shares are to be purchased, the Underwriter agrees to purchase the number of the Option Shares (subject to such adjustments to eliminate fractional shares as the Underwriter may determine) that bears the same proportion to the total number of the Option Shares to be purchased on such additional closing date (“Additional Closing Date”) as the number of Firm Shares set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of the Firm Shares. The Underwriter may cancel any exercise of the Over-Allotment Option by giving prior written notice of such cancellation to the Company. The Over-Allotment Exercise Notice shall set forth: (i) the aggregate number of Option Shares as to which the Over-Allotment Option is being exercised; (ii) the Over-Allotment Option Purchase Price; (iii) the names and denominations in which the Option Shares are to be registered; and (iv) any Additional Closing Date. Payment for the Option Shares shall be made, against delivery of the Option Shares to be purchased, by wire transfer in immediately available funds to the account(s) specified by the Company to the Underwriter at least two (2) Business Day in advance of such payment at the office of VCL Law LLP on any Additional Closing Date, or at such other place on the same or such other date and time, as shall be designated in writing by the Underwriter. Delivery of the Option Shares shall be made through the facilities of DTC, unless the Underwriter shall otherwise instruct.

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriter as of the Applicable Time (as defined below), the Closing Date, and as of each applicable Additional Closing Date, as follows:

(a) Filing of Registration Statement.

(i) Pursuant to the Securities Act.

(A) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement and an amendment or amendments thereto, on Form F-1 (File No. 333-290239), including any related prospectus or prospectuses, for the registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement and amendment or amendments have been prepared by the Company and conform, in all material respects, with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Regulations”), and the registration statement was declared effective by the Commission on [●], 2025 (“Effective Date”). Except as the context may otherwise require, such registration statement on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A of the Regulations), is referred to herein as the “Registration Statement.”

(B) The prospectus to be filed pursuant to Rule 424(b) under the Act after the execution and delivery of this Agreement by the parties hereto, or, if no filing pursuant to Rule 424(b) under the Act is required, the prospectus relating to the Offering included in the Registration Statement at the effective date of the Registration Statement, is hereinafter called the “Prospectus.”

(C) “Applicable Time” means [●] p.m. Eastern Time, on [●], 2025, or such other time as agreed to by the Company and the Underwriter.

(ii) Registration under the Exchange Act. The Securities are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Securities under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration except as described in the Registration Statement and Prospectus.

(iii) Listing on Nasdaq Capital Market. The Securities have been approved for listing on the Nasdaq Capital Market (“Nasdaq”) on or prior to the Applicable Time, subject to official notice of issuance, and the Company has taken no action designed to, or likely to have the effect of, terminating the listing of the Securities on Nasdaq nor has the Company received any notification that Nasdaq is contemplating revoking or withdrawing approval for listing of the Securities.

(b) No Stop Orders, etc. Neither the Commission nor, to the best of the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of any preliminary prospectus (“Preliminary Prospectus”), the Prospectus or the Registration Statement or has instituted or, to the best of the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

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(c) Disclosures in Registration Statement.

(i) 10b-5 Representation.

(A) The Registration Statement, the Disclosure Package (as defined below), and the Prospectus and any post-effective amendments thereto will in all material respects comply with the requirements of the Securities Act and the Regulations.

(B) The Registration Statement, when it became effective, and any amendment or supplement thereto, did not contain and, at the Closing Date and any Additional Closing Date, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Prospectus when filed with the Commission does not contain and, at the Closing Date and any Additional Closing Date, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation and warranty made in this Section 2(c)(i)(B) does not apply to statements made or statements omitted in reliance upon and in conformity with written information with respect to the Underwriter furnished to the Company by the Underwriter expressly for use in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any of the Underwriter consists solely of the Underwriter’s name (collectively, the “Underwriter’s Information”).

(C) Any issuer free writing prospectus(es) as defined in Rule 433 of the Regulations (the “Issuer Free Writing Prospectus”) and Preliminary Prospectus(es), when taken together as a whole (collectively, the “Disclosure Package”), do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with the Underwriter’s Information.

(ii) Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company, except as disclosed in the Registration Statement.

(d) Changes After Dates in Registration Statement.

(i) No Material Adverse Change. Since the end of the period covered by the latest audited financial statements or interim financial statements included in the Registration Statement, the Disclosure Package, and the Prospectus, and except as otherwise specifically stated therein: (A) there have been no events, individually or in the aggregate, that have occurred that would have a material adverse effect on the assets, business, conditions, financial position, capitalization, liabilities, obligations, management, general affairs, results of operations or business prospects of the Company and its Subsidiaries (as defined below) or cause any material loss, taken as a whole, or the ability of the Company to perform its obligations under this Agreements, including the issuance and sale of the Securities, or to consummate the transactions contemplated in the Registration Statement, the Disclosure Package, and the Prospectus (each of such effects and changes a “Material Adverse Effect” and a “Material Adverse Change,” respectively); and (B) there have been no material transactions entered into by the Company not in the ordinary course of business, other than as contemplated pursuant to this Agreement.

(ii) Recent Securities Transactions, etc. Since the end of the period covered by the latest audited financial statements or interim financial statements included in the Registration Statement, the Disclosure Package, and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Disclosure Package, and the Prospectus, the Company has not, other than with respect to options to purchase Ordinary Shares at an exercise price equal to or greater than the then fair market price of the Ordinary Shares, as determined by the Company’s Board of Directors, granted or issued to any person or entity, including but not limited to, employees, consultants or service providers: (A) any securities or incurred any material liability or obligation, direct or contingent, for borrowed money other than in the ordinary course of business; or (B) declared or paid any dividend or made any other distribution on or in respect to its share capital.

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(e) Independent Accountants. To the best of the Company’s knowledge, WWC, P.C., whose reports are filed with the Commission as part of the Registration Statement, are independent registered public accountants as required by the Securities Act and the Regulations.

(f) Financial Statements, etc. The financial statements, including the notes thereto and supporting schedules included in the Registration Statement, the Disclosure Package, and the Prospectus fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved except as disclosed therein; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The Registration Statement discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses, if any. Except as disclosed in the Registration Statement, the Disclosure Package, and the Prospectus, (i) neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (ii) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its share capital, (iii) there has not been any change in the share capital of the Company or any of its Subsidiaries any grants under any share compensation plan, (iv) there has been no change related to share compensation plans, and (v) there has not been any material adverse change in the Company or any of its Subsidiaries’ long-term or short-term debt. The Company has not received any notice, oral or written, from the Board of Directors stating that it is reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Board of Directors review or investigate, (i) adding to, deleting, changing the application of, or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies or (ii) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior two fiscal years.

(g) Authorized Capital; Options, etc. The Company had the duly authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Disclosure Package, and the Prospectus. Based on the assumptions stated in the Registration Statement, the Disclosure Package, and the Prospectus, the Company will have on the Closing Date and any Additional Closing Date, the adjusted capitalization set forth therein. Except as set forth in, or contemplated by, this Agreement, the Registration Statement, the Disclosure Package, and the Prospectus, on the Effective Date, the Closing Date and any Additional Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued share capital of the Company or any security convertible into share capital of the Company, or any contracts or commitments to issue or sell shares or any such options, warrants, rights or convertible securities.

(h) Valid Issuance of Securities, etc.

(i) Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.

(ii) Securities Sold Pursuant to this Agreement. The Securities have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable; the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the foregoing Securities has been duly and validly taken. The Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement.

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(iii) Issuance of Securities. Upon issuance of Securities, and subject to full payment thereof by the Underwriter in accordance with the terms hereof, such Securities will be duly and validly issued, and the persons in whose names the Securities are registered will be entitled to the rights specified in the Securities, and upon the sale and delivery of these Securities, and payment therefor, pursuant to this Agreement, the purchasers will acquire good, marketable and valid title to such Securities, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind.

(i) Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Disclosure Package, and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company.

(j) Validity and Binding Effect of This Agreement. This Agreement has been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

(k) No Conflicts. The execution, delivery, and performance by the Company of this Agreement, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the subsidiaries of the Company (each a “Subsidiary” and collectively, “Subsidiaries”) pursuant to the terms of any agreement or instrument to which the Company or any of the Subsidiaries is a party; (ii) result in any violation of the provisions of the Company’s amended and restated memorandum and articles of association (as the same may be amended from time to time, the “Articles”) or similar constituent documents of the Subsidiaries; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or the Subsidiaries or any of their properties or business constituted as of the date hereof.

(l) No Defaults; Violations. Except as described in the Registration Statement, the Disclosure Package, and the Prospectus, no default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound or to which any of the properties or assets of the Company or any of the Subsidiaries is subject. Neither the Company nor any of the Subsidiaries is in violation of any term or provision of its Articles or similar constituent documents, or in violation in any respect of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their properties or businesses.

(m) Corporate Power; Licenses; Consents.

(i) Conduct of Business. Except as described in the Registration Statement, the Disclosure Package, and the Prospectus, the Company and its Subsidiaries have all requisite corporate power and authority, and have all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that they need as of the date hereof to conduct their business as described in the Prospectus.

(ii) Transactions Contemplated Herein. The Company has the corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof and thereof, and the consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Securities and the consummation by the Company of the transactions and agreements contemplated by this Agreement and as contemplated by the Prospectus, except with respect to applicable federal and state securities laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or Nasdaq.

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(n) D&O Questionnaires. To the best of the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors and officers named in the section “Management” in the Registration Statement and the Prospectus and the beneficial owners of 5% or greater of the Company’s outstanding Ordinary Shares immediately prior to the Offering (the “Insiders”) as well as in the Lock-Up Agreement in the form attached hereto as Annex IV provided to the Underwriter is true and correct in all respects and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by each Insider to become inaccurate and incorrect.

(o) Litigation; Governmental Proceedings. There is no material (i) action, (ii) suit, (iii) proceeding, (iv) inquiry, (v) arbitration, (vi) investigation, (vii) litigation or (viii) governmental proceeding pending or, to the best of the Company’s knowledge, threatened against, or involving the Company or, to the best of the Company’s knowledge , involving any executive officer or director, or in connection with the Company’s listing application for the listing of the Securities on Nasdaq, that has not been disclosed in the Registration Statement, the Disclosure Package, and the Prospectus.

(p) Good Standing. The Company has been duly incorporated and is validly existing as an exempted company and is in good standing under the laws of the Cayman Islands as of the date hereof and is duly qualified to do business and is in good standing in each jurisdiction in which the conduct of business requires such qualification.

(q) Transactions Affecting Disclosure to FINRA.

(i) Payments Within Twelve (12) Months. Except as described in the Registration Statement, the Disclosure Package, and the Prospectus, none of the Company, the Subsidiaries nor any Insider or any officers, directors or shareholders of the Subsidiaries has made any direct or indirect payments (in cash, securities or otherwise) or reached any arrangements, agreements, or understanding with any person or entity relating to finder’s fee, consulting fee or otherwise, in consideration of such person or entity raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company, within the twelve months prior to the Effective Date, other than the prior payment of US$110,000 to the Underwriter, as provided hereunder in connection with the Offering.

(ii) FINRA Affiliation. To the Company’s knowledge, and except as may have been previously disclosed in writing to the Underwriter, no Insider has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA).

(r) Anti-Corruption Laws. Neither the Company nor any of the Subsidiaries, nor any director or officer of the Company or any of the Subsidiaries nor, to the best knowledge of the Company, any agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of the Subsidiaries has (i) made, offered, promised or authorized any unlawful contribution, gift, entertainment or other unlawful expense (or taken any act in furtherance thereof), (ii) made, offered, promised or authorized any direct or indirect unlawful payment or (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations thereunder, the Bribery Act 2010 of the United Kingdom or any other applicable anti-corruption, anti-bribery or related law, statute or regulation (collectively, “Anti-Corruption Laws”); the Company and the Subsidiaries have conducted their businesses in compliance with Anti-Corruption Laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; neither the Company nor any of the Subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of Anti-Corruption Laws.

(s) Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to Underwriter or to Underwriter’s Counsel shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

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(t) Lock-Up Period.

(i) Each of the Company’s officers, directors, and holders of 5% or greater outstanding Ordinary Shares, or any securities convertible into or exercisable or exchangeable for such Ordinary Shares (collectively, the “Lock-Up Parties,” and, individually, the “Lock-Up Party”) have agreed pursuant to executed Lock-Up Agreements in the form attached hereto as Annex IV that for a period of six months from the date of the Prospectus (the “Lock-Up Period”), such Lock-Up Parties and their affiliated parties shall not offer, pledge, sell, contract to sell, grant, lend or otherwise transfer or dispose of, directly or indirectly, any securities or shares of the Company, including Ordinary Shares, or any securities convertible into or exercisable or exchangeable for such securities or shares, without the consent of the Underwriter.

(ii) The Company, on behalf of itself and any successor entity, has agreed that, without the prior written consent of the Underwriter, it will not, for a period of six months from the Closing Date, (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of the Company or any securities convertible into or exercisable or exchangeable for shares of the Company; (B) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of the Company or any securities convertible into or exercisable or exchangeable for shares of the Company or (C) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of shares of the Company, whether any such transaction described in clause (A), (B) or (C) above is to be settled by delivery of shares of the Company or such other securities, in cash or otherwise. The restrictions contained in this Section 2(t)(ii) shall not apply to (D) the Securities to be sold hereunder, (E) the issuance by the Company of Securities upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, provided that the Underwriter have been advised in writing of such issuance prior to the date hereof, (F) the issuance by the Company of option to purchase or shares of securities, or restricted shares of the Company under any existing share compensation plan of the Company, or (G) any registration statement on Form S-8. For purposes of subclause (E) of this paragraph, the Underwriter acknowledges that disclosure in the Registration Statement filed prior to the date hereof of any outstanding option or warrant shall be deemed to constitute prior written notice to the Underwriter.

(u) Subsidiaries. The subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each such subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not reasonably be expected to have a Material Adverse Effect. The Company’s ownership and control of each subsidiary and each subsidiary’s ownership and control of other subsidiaries, is as described in the Registration Statement, the Disclosure Package, and the Prospectus. The Company does not own or control, directly or indirectly, any corporation, association or entity other than the subsidiaries described in the Registration Statement, the Disclosure Package, and the Prospectus. Each of the Company and its subsidiaries has full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus, and is duly qualified to do business under the laws of each jurisdiction which requires such qualification, except where the failure to qualify would not reasonably be expected to have a Material Adverse Effect. Exhibit 21.1 of the Registration Statement lists all the Company’s significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act) and sets forth the ownership of all of such subsidiaries (each a “Subsidiary” and collectively, “Subsidiaries”).

(v) Related Party Transactions. Except as disclosed in the Registration Statement, the Disclosure Package, and the Prospectus, there are no business relationships or related party transactions involving the Company or any other person required to be described in the Registration Statement, the Disclosure Package, and the Prospectus that have not been described as required. No material relationships or material transactions, direct or indirect, exist between any of the Company or its Subsidiaries on the one hand and their respective shareholders, sponsors, affiliates, officers and directors or any affiliates or family members of such persons on the other hand, except as described in the Registration Statement, the Disclosure Package, and the Prospectus.

(w) Board of Directors. The Board of Directors of the Company is comprised of the persons set forth under the heading of the Registration Statement and the Prospectus captioned “Management.” The qualifications of the persons serving as board members and the overall composition of the board comply with the Sarbanes-Oxley Act of 2002, as amended, and the rules promulgated thereunder applicable to the Company and the rules of Nasdaq. At least one member of the Board of Directors of the Company qualifies as an “audit committee financial expert” as such term is defined under the Sarbanes-Oxley Act of 2002, as amended, and the rules promulgated thereunder and the rules of Nasdaq. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent” as defined under the rules of the Commission and Nasdaq.

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(x) Sarbanes-Oxley Compliance. Except as described in the Registration Statement, the Disclosure Package, and the Prospectus, the Company has taken all necessary actions to ensure that, on the Effective Date, it will be in material compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, applicable to it and has implemented or will implement such programs and taken reasonable steps to ensure the Company’s future material compliance (not later than the relevant statutory and regulatory deadlines therefor) with all the applicable provisions of the Sarbanes-Oxley Act of 2002, as amended.

(y) No Investment Company Status. The Company is not and, after giving effect to the Offering and sale of the Securities and the application of the net proceeds thereof as described in the Registration Statement, the Disclosure Package, and the Prospectus, will not be, required to be registered as an “investment company” as defined in the Investment Company Act of 1940, as amended.

(z) No Material Labor Disputes. No labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the best of the Company’s knowledge, is imminent, which is reasonably expected to result in a Material Adverse Effect to the Company and its Subsidiaries, taken as a whole.

(aa) Intellectual Property. Except as described in the Registration Statement, the Disclosure Package, and the Prospectus, the Company and each of the Subsidiaries owns or possesses or has valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property”) necessary for the conduct of the business of the Company and the Subsidiaries as currently carried on and as described in the Registration Statement, the Disclosure Package, and the Prospectus. To the best of the Company’s knowledge, no action or use by the Company or any of the Subsidiaries will involve or give rise to any infringement of, or material license or similar fees for, any Intellectual Property of others. Neither the Company nor any of the Subsidiaries has received any notice alleging any such infringement or fee, except for such infringement or fee that would not reasonably be expected to have a Material Adverse Effect on the Company and the subsidiaries, taken as a whole.

(bb) Taxes. Each of the Company and the Subsidiaries has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. Each of the Company and the Subsidiaries has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all material taxes imposed on or assessed against the Company or such Subsidiaries. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Underwriter and to the best knowledge of the Company, (A) no material issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or the Subsidiaries, and (B) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or the Subsidiaries. The term “taxes” shall mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed with relevant taxing authorities in respect to taxes. Except as disclosed in the Registration Statement, the Disclosure Package, and the Prospectus, no transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding taxes or duties are payable in the Cayman Islands or Hong Kong Special Administrative Region (“Hong Kong”) to any Cayman Islands or Hong Kong taxing authority in connection with (A) the issuance, sale and delivery of the Securities to or for the account of the purchasers, and (B) the purchase from the Company and the sale and delivery of the Securities to purchasers thereof.

(cc) Data. The industry-related and market-related data included in the Registration Statement, the Disclosure Package, and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived. The Company has obtained the written consent to the use of such data from such sources to the extent necessary.

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(dd) The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of the rules and regulations of Nasdaq, and the Board of Directors and/or audit committee has adopted a charter that satisfies the requirements of the rules and regulations of Nasdaq. Except as described in the Registration Statement, the Disclosure Package, and the Prospectus, neither the Board of Directors nor the audit committee has been informed, nor is any director of the Company aware, of any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information.

(ee) Neither the Company nor the Subsidiaries has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Regulations with the offer and sale of the Underwriter pursuant to the Registration Statement. Except as disclosed in the Registration Statement, neither the Company nor the Subsidiaries has sold or issued any Ordinary Shares or any securities convertible into, exercisable or exchangeable for Ordinary Shares, or other equity securities, or any rights to acquire any Ordinary Shares or other equity securities of the Company, during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than Ordinary Shares issued pursuant to employee benefit plans, qualified share option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Registration Statement, if any.

(ff) Money Laundering. The operations of the Company and the Subsidiaries are and have been conducted at all times in all material respects in compliance with applicable financial recordkeeping and reporting requirements of money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best of the Company’s knowledge, threatened.

(gg) Office of Foreign Assets Control. Neither the Company nor any of the Subsidiaries, nor, to best of the Company’s knowledge, any director or officer of the Company or any of the Subsidiaries nor, to the knowledge of the Company, any agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of the Subsidiaries is (A) currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, His Majesty’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), (B) located, organized, or resident in a country or territory that is the subject or target of comprehensive Sanctions (a “Sanctioned Jurisdiction”), and the Company will not directly or indirectly use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding, is the subject or the target of Sanctions or with a Sanctioned Jurisdiction (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; neither the Company nor any of the Subsidiaries is engaged in, or has, at any time in the past five years, engaged in, any dealings or transactions with or involving any individual or entity that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or with any Sanctioned Jurisdiction; the Company and the Subsidiaries have instituted, and maintain, policies and procedures designed to promote and achieve continued compliance with Sanctions.

(hh) No Immunity. None of the Company, its Subsidiaries, or any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the Cayman Islands, Hong Kong, New York or United States federal law; and, to the extent that the Company, its Subsidiaries, or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and its Subsidiaries waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement under New York law as provided under this Agreement. A holder of the Ordinary Shares and each Underwriter are each entitled to sue as plaintiff in the courts of the Cayman Islands for the enforcement of their respective rights under this Agreement and the Ordinary Shares and such access to such courts will not be subject to any conditions which are not applicable to residents of such jurisdiction or a company incorporated in such jurisdiction, except that the plaintiffs not residing in the Cayman Islands may be required to guarantee payment of a possible order for payment of costs or damages at the request of the defendant.

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(ii) Except as disclosed in the Disclosure Package, Registration Statement and Prospectus, all dividends and other distributions declared and payable on the Ordinary Shares may be paid to the holders of Securities in United States dollars and may be converted into foreign currency that may be transferred out of the Cayman Islands and Hong Kong in accordance with, and all such payments made to holders thereof or therein who are non-residents of the Cayman Islands or Hong Kong, will not be subject to income, withholding or other taxes under, the laws and regulations of the Cayman Islands and Hong Kong or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands and Hong Kong or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Cayman Islands and Hong Kong or any political subdivision or taxing authority thereof or therein.

(jj) Not a PFIC. Except as disclosed in the Disclosure Package, Registration Statement and Prospectus, the Company does not expect that it will be treated as a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, for its current taxable year. The Company has no plan or intention to operate in such a manner that would reasonably be expected to result in the Company becoming a PFIC in future taxable years.

(kk) PRC Representation and Warranties.

(i) Organization. The Company does not have any operations or subsidiaries in the PRC.

(ii) Compliance with SAFE Regulations. The Company has taken all reasonable steps to cause all of the Company’s shareholders and option holders who are residents or citizens of the PRC, if any, to comply with any applicable rules and regulations of the State Administration of Foreign Exchange (“SAFE”) relating to such shareholders’ and option holders’ shareholding with the Company (the “SAFE Rules and Regulations”), including, without limitation, taking reasonable steps to require each shareholder or option holder that is, or is directly or indirectly owned or controlled by, a resident or citizen of the PRC to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(iii) Securities Offering and Listing Rules. The Company represents and warrants to the Underwriter that the Offering or the listing of the Company’s securities on Nasdaq are not subject to the requirements of the Trial Administrative Measures of the Overseas Securities Offering and Listing by Domestic Companies (the “Trial Measures”) and related regulations, rules or guidelines, including but not limited to the Provisions on Strengthening the Confidentiality and Archive Management Work Relating to the Overseas Securities Offering and Listing (the “Confidentiality Provisions”), and the Company is not required to obtain approvals from any PRC authorities for the Offering or listing of the securities on Nasdaq.

(iv) The operations of the Company and the Offering are not subject to the Cyberspace Administration of China’s review and regulation.

(ll) Foreign Private Issuer Status. The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.

(mm) Choice of Law. Except as disclosed in the Registration Statement, the Disclosure Package, and the Prospectus, the choice of law provision set forth in this Agreement constitutes a legal and valid choice of law under the laws of the Cayman Islands (as applicable for the purposes of this Agreement) and will be recognized, honored and given effect by the courts of the Cayman Islands, except for those laws (i) which such court considers to be procedural in nature; (ii) which are revenue or penal laws; or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Cayman Islands, and provided that such choice of law has been made in good faith and will be upheld by the courts of New York as a matter of the Governing Law. The Company has the power to submit, and pursuant to Section 14 of this Agreement, has legally, validly, effectively and submitted, to the personal jurisdiction of each of the New York Courts, and the Company has the power to designate, appoint and authorize, and pursuant to Section 14 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed an authorized agent for service of process in any action arising out of or relating to this Agreement, or the Securities in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 14 of this Agreement.

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(nn) Recognition of Judgments. Except as described under the section “Enforceability of Civil Liabilities” in the Prospectus, the courts of the Cayman Islands and Hong Kong would recognize as a valid judgment any final monetary judgment obtained against the Company in the courts of the State of New York.

(oo) MD&A. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Preliminary Prospectus included in the Disclosure Package and the Prospectus accurately and fully describes in all material respects (i) accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (ii) judgments and uncertainties affecting the application of the Critical Accounting Policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof; and the Company’s management have reviewed and agreed with the selection, application and disclosure of the Critical Accounting Policies as described in the Disclosure Package and the Prospectus and have consulted with its independent accountants with regard to such disclosure.

(pp) Scheme or Arrangement with Shareholders. Neither the Company nor any of its affiliates or Subsidiaries is a party to any scheme or arrangement through which shareholders or potential shareholders are being loaned, given or otherwise having money made available for the purchase of shares whether before, in or after the Offering. Neither the Company nor any of the Subsidiaries or affiliates is aware of any such scheme or arrangement, regardless of whether it is a party to a formal agreement.

(qq) Dividends and Distributions. Except as disclosed in the Registration Statement, the Disclosure Package, and the Prospectus, no Subsidiary of the Company is currently prohibited or restricted, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

(rr) Material Contracts. Neither the Company nor any of the Subsidiaries has, since the date of the latest audited financial statements included in the Registration Statement, the Disclosure Package, and the Prospectus, entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and the Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole and not otherwise disclosed in the Registration Statement, the Disclosure Package, and the Prospectus. Neither the Company nor any of the Subsidiaries has sent or received any written communication regarding termination of, or intent not to renew, any of the contracts or agreements specifically referred to or described in the Registration Statement, the Disclosure Package, and the Prospectus, or specifically referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company, any of the Subsidiaries or any other party to any such contract or agreement. Neither the Company nor any of its Subsidiaries is a party to any effective memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or an acquisition or disposition of assets, technologies, business units or businesses which is required to be described in the Registration Statement, the Disclosure Package, and the Prospectus and which is not so described;

(ss) Property. The Company and the Subsidiaries have good and marketable title (or, in the case of a real property located in the PRC, valid land use rights and real property ownership certificates with respect to such real property) to the real property and personal property owned by them which are in each case material to the business of the Company and the Subsidiaries taken as a whole, free and clear of all liens, encumbrances and defects; and any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are described in the Registration Statement, the Disclosure Package, and the Prospectus.

(tt) Forward-looking Statement. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Registration Statement, the Disclosure Package, or the Prospectus (including all amendments and supplements thereto) has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

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(uu) Insurance. The Company and the Subsidiaries carry, or are covered by, insurance for the conduct of their respective businesses and the value of their respective properties, if applicable, in such amounts and covering such risks as is adequate and as is customary for companies engaged in similar businesses; and neither the Company nor any of the Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at a cost that would not, individually or in the aggregate, have a Material Adverse Effect from similar insurers as may be necessary to continue its business.

(vv) IT Systems. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its Subsidiaries have, in all material respects, implemented, maintained and complied with adequate and effective controls, policies, procedures, and safeguards to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, household, sensitive, confidential or regulated data, or any such data that may constitute trade secrets, important data and working secrets of any governmental authority or any other data that would otherwise be detrimental to national security, public interest or lawful rights and interests of relevant individuals or organizations pursuant to the applicable laws (“Personal and Confidential Data”)) used in connection with their businesses and/or the Offering, and there have been no, and the Company and its Subsidiaries have not been notified of and have no knowledge of any event or condition that would reasonably be expected to result in, any breach, destruction, loss, violation, outage, leakage, misappropriation, modification, unauthorized distribution, use of or access to or other compromise or misuse of same. The Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority and any other legal obligations, internal and external policies, contractual obligations and industrial standards relating to the privacy and security of IT Systems and Personal and Confidential Data (“Data Security Obligations”), to the protection of such IT Systems and Personal and Confidential Data from unauthorized use, access, misappropriation or modification and to the data outbound transition. The Company and its Subsidiaries have not received any notification of or complaint regarding and are unaware of any other facts that, individually or in the aggregate, would reasonably indicate non-compliance with any Data Security Obligations, and there have been no action, suit or proceeding by or before any court or government agency, authority or body pending or, to the best of the Company’s knowledge, threatened alleging non-compliance with any Data Security Obligation.

(ww) Emerging Growth Company. From the time of the initial confidential submission of a registration statement relating to the Offering with the Commission through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act.

(xx) Since the initial filing of the Registration Statement and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

(yy) No holder of any Ordinary Shares after the consummation of the transactions contemplated by this Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Ordinary Shares; and except as set forth in the Registration Statement, the Disclosure Package, and the Prospectus, there are no limitations on the rights of holders of the Ordinary Shares to hold or transfer their securities.

3. Offering. Upon authorization of the release of the Securities by the Underwriter, the Underwriter proposes to offer the Securities for sale to the public upon the terms and conditions set forth in the Prospectus.

4. Covenants of the Company. The Company acknowledges, covenants and agrees with the Underwriter that:

(a) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Underwriter of such timely filing.

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(b) During the period beginning on the date hereof and ending on the later of the Closing Date or such date as, in the reasonable opinion of Underwriter’s Counsel, the Prospectus is no longer required by law to be delivered (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act is no longer required to be provided) in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the Disclosure Package or the Prospectus, the Company shall furnish to the Underwriter and Underwriter’s Counsel for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Underwriter reasonably object.

(c) After the date of this Agreement, the Company shall promptly advise the Underwriter in writing of: (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any prospectus, the Disclosure Package or the Prospectus; (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective; and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any prospectus, the Disclosure Package, the Prospectus, or the initiation of any proceedings to remove, suspend or terminate from listing the Securities from any securities exchange upon which the Securities are listed for trading, or of the threatening of initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

(d) (i) During the Prospectus Delivery Period, the Company will comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Registration Statement, the Disclosure Package, and the Prospectus. If during such period any event or development occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Underwriter or Underwriter’s Counsel to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) to comply with the Securities Act, the Company will promptly notify the Underwriter and will promptly amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(ii) If at any time following the issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement or the Prospectus or would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances there existing, not misleading, the Company will promptly notify the Underwriter and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(e) The Company will deliver to the Underwriter and Underwriter’s Counsel a copy of the Registration Statement, as initially filed, and all amendments thereto, including all consents and exhibits filed therewith. The Company will promptly deliver to the Underwriter such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and any Preliminary Prospectus or Prospectus or any amendment thereof or supplement thereto, as the Underwriter may reasonably request. Prior to 12:00 p.m. Eastern Time, on the next Business Day succeeding the date of this Agreement, and from time to time thereafter, the Company will furnish to the Underwriter copies of the Prospectus in such quantities as the Underwriter may reasonably request.

(f) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriter in accordance with Rule 430 and Section 5(b) of the Securities Act.

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(g) If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by the earlier of: (i) 10:00 p.m. Eastern Time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2), and pay the applicable fees in accordance with Rule 111 of the Securities Act.

(h) The Company will use its reasonable best efforts, in cooperation with the Underwriter, at or prior to the time of effectiveness of the Registration Statement, to qualify the Securities for offering and sale under the securities laws relating to the offering or sale of the Securities of such jurisdictions as the Underwriter may reasonably designate and to maintain such qualifications in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process or to subject itself to taxation if it is otherwise not so subject.

(i) The Company will make generally available (which includes filings pursuant to the Exchange Act made publicly through the Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system) to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Regulations.

(j) During the six months following the Closing Date, the Company or any successor to the Company shall not undertake any public or private offerings of any equity securities of the Company (including equity-linked securities) without the prior written consent of the Underwriter, which shall not be unreasonably withheld.

(k) Starting from the date of this Offering, any of the entities and individuals listed on Schedule B hereto (the “Lock-Up Parties”), without the prior written consent of the Underwriter, shall not sell or otherwise dispose of any securities of the Company, whether publicly or in a private placement, during their respective lock-up period in the lock-up agreements that are in effect. The Company will deliver to the Underwriter the agreements of the Lock-Up Parties to the foregoing effect on the date of this Agreement, which agreements shall be substantially in the form attached hereto as Annex IV.

(l) The Company will not issue press releases or engage in any other publicity without the Underwriter’s prior written consent, for a period ending at 5:00 p.m. Eastern Time, on the first Business Day following the forty-fifth (45th) day following the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business, or as required by law.

(m) The Company will apply the net proceeds from the sale of the Securities as set forth under the caption “Use of Proceeds” in the Prospectus. Without the prior written consent of the Underwriter, except as disclosed in the Registration Statement, the Disclosure Package, and the Prospectus, no proceeds of the Offering will be used to pay outstanding loans from officers, directors or shareholders or to pay any accrued salaries or bonuses to any employees or former employees. The application of the net proceeds from the Offering will not, (i) contravene any provision of any current and applicable laws or the current constituent documents of the Company or any of the Subsidiaries, (ii) contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any of the Subsidiaries or (iii) contravene or violate the terms or provisions of any governmental authorization applicable to any of the Company or any of the Subsidiaries.

(n) The Company will use its reasonable best efforts to effect and maintain the listing of the Ordinary Shares on Nasdaq for at least three (3) years from the date of the Offering, unless such listing is terminated as a result of a transaction approved by the holders of a majority of the voting securities of the Company.

(o) The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date and any Additional Closing Date, and to satisfy all conditions precedent to the delivery of the Securities.

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(p) The Company will not take, and will cause its Subsidiaries not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of any of the Securities.

(q) The Company shall cause to be prepared and delivered to the Underwriter, at its expense, within two (2) Business Days from the date of this Agreement, an Electronic Prospectus to be used by the Underwriter in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Underwriter, that may be transmitted electronically by the Underwriter to offerees and purchasers of the Securities for at least the period during which a Prospectus relating to the Securities is required to be delivered under the Securities Act or the Exchange Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Underwriter, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for online time).

(r) The Company will comply with and require the Company’s directors and executive officers, in their capacities as such, to comply with all applicable securities laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act.

(s) The Company will promptly notify the Underwriter if the Company ceases to be an Emerging Growth Company at any time prior to the completion of the Lock-up Period.

5. Representations and Warranties of the Underwriter.

The Underwriter represents and agrees that, unless it obtain the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses. Any such free writing prospectus consented to by the Underwriter is herein referred to as a “Permitted Free Writing Prospectus.” The Underwriter represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and have complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

6. Consideration; Payment of Expenses.

(a) In consideration of the services to be provided for hereunder, the Company shall pay to the Underwriter or their respective designees their pro rata portion (based on the Securities purchased) of the following compensation with respect to the Securities which they are offering:

(i) an underwriting discount equal to seven and one-half percent (7.5%) of the aggregate gross proceeds raised in the Offering;

(ii) a non-accountable expense allowance of one percent (1%) of the aggregate gross proceeds of the Offering;

(iii) an accountable expense allowance of up to $240,000, including, among other things, all reasonable fees and expenses of the Underwriter’s outside legal counsel; any reasonable costs and expenses incurred in conducting background checks of the Company’s officers and directors by a background search firm acceptable to the Underwriter; and the costs associated with bound volumes and mementos in such quantities as the Underwriter may reasonably request (the “Accountable Out-of-Pocket Expenses”). The Company has advanced an amount of $110,000 (the “Advances”) to the Underwriter in anticipation of any Accountable Out-of-Pocket Expenses to be incurred by the Underwriter. The Underwriter shall promptly return to the Company the Advances against the Accountable Out-of-Pocket Expenses, to the extent that such Accountable Out-of-Pocket Expenses are not actually incurred in accordance with FINRA Rule 5110(g)(4)(A).

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(iv) a right of first refusal, exercisable at the sole discretion of the Underwriter for twelve months from the Closing Date, to provide investment banking service to the Company on an exclusive basis and terms that are the same or more favorable to us comparing to terms offered to us by other underwriters or placement agents (the “Right of First Refusal”). For these purposes, the investment banking service includes, without limitation, (a) acting as lead manager for any underwritten public offering; and (b) acting as placement agent or initial purchaser in connection with any private offering of securities of the Company. The Underwriter shall notify the Company of its intention to exercise the Right of First Refusal within fifteen (15) business days following notice in writing by the Company. Any decision by the Underwriter to act in any such capacity shall be contained in separate agreements, which agreements would contain, among other matters, provisions for customary fees for transactions of similar size and nature, as may be mutually agreed upon, and indemnification of the Underwriter and shall be subject to general market conditions. In compliance with FINRA Rule 5110(g)(6)(A), in no circumstances the Right of First Refusal shall have a duration of more than three years from the commencement of sales of the public offering or the termination date of the engagement between the Company and the Underwriter. If the Underwriter declines to exercise the Right of First Refusal or is unable to provide same or more favorable terms to the Company under reasonable standard, the Company shall have the right to retain any other person or persons to provide such services on terms and conditions which are not more favorable to such other person or persons than the terms presented to and declined by the Underwriter. The Right of First Refusal granted hereunder may be terminated by the Company for “Cause,” which shall mean a material breach by the Underwriter of an engagement letter between the Underwriter and the Company dated June 27, 2025 (the “Engagement Letter”), or a material failure by the Underwriter to provide the services as contemplated by the Engagement Letter.

(b) The Underwriter reserves the right to reduce any item of compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that the Underwriter’s aggregate compensation is in excess of FINRA Rules or that the terms thereof require adjustment.

(c) Whether or not the transactions contemplated by this Agreement, the Registration Statement, the Disclosure Package, and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to bear all costs and expenses incident to the Offering which are not included in the maximum accountable expense allowance, including the following:

(i) all expenses in connection with the preparation, printing, formatting for EDGAR and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto;

(ii) all fees and expenses in connection with filings with FINRA’s Public Offering System;

(iii) all fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Securities Act and the Offering;

(iv) all reasonable expenses in connection with the qualifications of the Securities for offering and sale under state or foreign securities or blue sky laws;

(v) all fees and expenses in connection with listing the Securities on a national securities exchange;

(vi) all reasonable travel expenses of the Company’s officers, directors and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Securities;

(vii) all the road show expenses incurred by the Company;

(viii) any share transfer taxes or other taxes incurred in connection with this Agreement or the Offering;

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(ix) the costs associated with book building, prospectus tracking and compliance software and the cost of preparing certificates representing the Securities;

(x) the cost and charges of any transfer agent or registrar for the Securities.

(d) It is understood, however, that except as provided in this Section 6, and Sections 8, 9 and 11(d) hereof, the Underwriter will pay all of their own costs and expenses. Notwithstanding anything to the contrary in this Section 6, in the event that this Agreement is terminated pursuant to Section 11(b) hereof, or subsequent to a Material Adverse Change, (i) the Company will pay, less the amount of the Advances previously paid, all Accountable Out-of-Pocket Expenses (including but not limited to fees and disbursements of Underwriter’s Counsel and reasonable and accountable travel) incurred in connection herewith which shall be limited to expenses which are actually incurred as allowed under FINRA Rule 5110 and in any event, the aggregate amount of such expenses to be reimbursed by the Company shall not exceed $240,000, including the Advances, and (ii) to the extent that the Underwriter’s Accountable Out-of-Pocket Expenses are less than the Advances, the Underwriter will return to the Company that portion of the Advances not offset by actual expenses.

7. Conditions of Underwriter’s Obligations. The obligations of the Underwriter to purchase and pay for the Firm Shares and Option Shares as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date or as of the applicable Additional Closing Date, (ii) the absence from any certificates, opinions, written statements or letters furnished to the Underwriter or to Underwriter’s Counsel pursuant to this Section 7 of any misstatement or omission, (iii) the performance by the Company of its obligations hereunder, and (iv) each of the following additional conditions.

(a) The Registration Statement shall have become effective and all necessary regulatory and listing approvals shall have been received not later than 5:30 p.m. Eastern Time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Underwriter. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms thereof and a form of the Prospectus containing information relating to the description of the Securities and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the applicable Additional Closing Date and the actual time of the Closing or the applicable Additional Closing Date, no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of the Disclosure Package and the Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; all requests of the Commission for additional information (to be included in the Registration Statement, the Disclosure Package, and the Prospectus or otherwise) shall have been complied with to the Underwriter’s reasonable satisfaction.

(b) The Underwriter shall not have reasonably determined, and advised the Company, that the Registration Statement, the Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, contains an untrue statement of fact which, in the Underwriter’s reasonable opinion, is material, or omits to state a fact which, in the Underwriter’s reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) The Underwriter shall have received, in form reasonably satisfactory to the Underwriter and Underwriter’s Counsel, dated as of the Closing Date or as of the applicable Additional Closing Date, of (i) a favorable legal opinion from Ogier, Cayman Islands legal counsel to the Company and addressed to the Underwriter, (ii) a favorable legal opinion and negative assurance letter from Loeb & Loeb LLP, U.S. legal counsel for the Company and addressed to the Underwriter, and (iii) a favorable legal opinion from TWSL Partners, Hong Kong legal counsel to the Company and addressed to the Underwriter. A copy of such opinion shall have been provided to the Underwriter with consent from such counsel. Additionally, the Underwriter shall have received on the Closing Date or on the applicable Additional Closing Date a favorable legal opinion and negative assurance letter of VCL Law LLP, U.S. legal counsel for the Underwriter, dated the Closing Date or the applicable Additional Closing Date, in form and substance reasonably satisfactory to the Underwriter.

(d) The Underwriter shall have received certificates of each of the Chief Executive Officer and Chief Financial Officer of the Company (the “Officers’ Certificate”), substantially in the form attached hereto as Annex I and dated as of the Closing Date or as of the applicable Additional Closing Date, to the effect that: (i) the conditions set forth in subsection (a) of this Section 7 have been satisfied, (ii) as of the date hereof and as of the Closing Date or as of the applicable Additional Closing Date, the representations and warranties of the Company set forth in Section 2 hereof are accurate, (iii) as of the Closing Date or as of the applicable Additional Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company has not sustained any material loss or interference with its businesses, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement, the Disclosure Package, and the Prospectus pursuant to the Regulations which are not so included, (vii) subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package, and the Prospectus, there has not been any Material Adverse Change or any development involving a prospective Material Adverse Change, whether or not arising from transactions in the ordinary course of business, and (viii) any other conditions deemed reasonably necessary for the closing of the Offering by the Underwriter’s Counsel have been satisfied, provided that such other conditions have been specified to the Company at least five Business Days prior to the Closing Date or the applicable Additional Closing Date.

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(e) At each of the Closing Date or the applicable Additional Closing Date, the Underwriter shall have received a certificate of the Company signed by the Chairman of the Board of Directors of the Company (the “Chairman’s Certificate”), substantially in the form attached hereto as Annex II and dated the Closing Date or the applicable Additional Closing Date, certifying: (i) that each of the Articles is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; (iii) the good standing of the Company and the Subsidiaries; (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

(f) On the date of this Agreement and on the Closing Date or the applicable Additional Closing Date, the Underwriter shall have received “comfort” letters from WWC, P.C. (the “Auditor Comfort Letter”) as of each such date, addressed to the Underwriter and in form and substance satisfactory to the Underwriter and Underwriter’s Counsel, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and all applicable Regulations, and stating, as of such date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than two (2) business days prior to such date), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement covered by such letter.

(g) On the Closing Date or the applicable Additional Closing Date, the Company shall have furnished to the Underwriter, a certificate on behalf of the Company, dated the respective dates of delivery thereof and addressed to the Underwriter, of its Chief Financial Officer with respect to certain financial date contained in the Registration Statement and Prospectus (the “CFO Certificate”), providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Underwriter, substantially in the form attached hereto as Annex III.

(h) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the applicable Additional Closing Date or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the share capital or long-term debt of the Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company, taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the reasonable judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the sale of Securities or Offering as contemplated hereby.

(i) The Underwriter shall have received a lock-up agreement from each Lock-Up Party, duly executed by the applicable Lock-Up Party, in each case substantially in the form attached as Annex IV.

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(j) The Securities are registered under the Exchange Act and, as of the Closing Date or as of the applicable Additional Closing Date, the Securities shall be listed and admitted and authorized for trading on Nasdaq and satisfactory evidence of such action shall have been provided to the Underwriter. The Company shall have taken no action designed to terminate, or likely to have the effect of terminating, the registration of the Securities under the Exchange Act or delisting or suspending the Securities from trading on Nasdaq, nor will the Company have received any information suggesting that the Commission or Nasdaq is contemplating terminating such registration or listing. The Firm Shares shall be DTC eligible.

(k) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(l) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or as of the applicable Additional Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or as of the applicable Additional Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(m) The Company shall have furnished the Underwriter and Underwriter’s Counsel with such other certificates, opinions or documents as they may have reasonably requested at least two Business Days prior to the Closing Date or the applicable Additional Closing Date.

8. Indemnification.

(a) The Company agrees to indemnify and hold harmless (to the fullest extent permitted by applicable law) the Underwriter and any controlling person, director, officer, employee, affiliate, agent or counsel of the Underwriter and of any affiliate of the Underwriter (the “Indemnified Parties”), against any losses, liabilities, claims, damages and expenses whatsoever, as incurred (including but not limited to reasonable attorneys’ fees and any and all reasonable expenses whatsoever, incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon: (i) an untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Regulations, any Preliminary Prospectus, the Disclosure Package, the Prospectus, or any amendment or supplement to any of them or (B) any Issuer Free Writing Prospectus or any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any road show or investor presentations made to investors by the Company (whether in person or electronically), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and will reimburse such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigations or defending against such losses, liabilities, claims, damages or expenses (or actions in respect thereof); or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, liability, claim, damage or expense (or action in respect thereof) is finally judicially determined to have resulted from the gross negligence, willful misconduct, or bad faith of Underwriter or any of the Indemnified Parties or arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus, or any such amendment or supplement to any of them, or any Issuer Free Writing Prospectus or any Marketing Materials in reliance upon and in conformity with the Underwriter’s Information.

(b) The Underwriter agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever, as incurred (including but not limited to reasonable attorneys’ fees and any and all reasonable expenses whatsoever, incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Underwriter), insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Regulations, any Preliminary Prospectus, the Disclosure Package, the Prospectus, any amendment or supplement to any of them or any Marketing Materials, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such losses, liabilities, claims, damages or expenses (or actions in respect thereof), in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense (or action in respect thereof) arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Underwriter’s Information.

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(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it so notifies an indemnifying party thereof, the indemnifying party will be entitled to participate at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action; (ii) the indemnifying parties have not employed counsel to have charge of the defense of such action within a reasonable time after notice of the claim or the commencement of the action; (iii) the indemnifying party does not diligently defend the action after assumption of the defense; or (iv) such indemnified party or parties shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party, or any of them, in conducting the defense of any such action or there may be legal defenses available to it or them which are different from or additional to those available to any of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties and shall be paid as incurred. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) of the indemnified party or parties unless such separate representations are required under applicable ethics rules that govern the representations of the indemnified party or parties by such legal counsel. In the case of any separate firm for the Underwriter and such control persons and affiliates of the Underwriter, such firm shall be designated in writing by the Underwriter. In the case of more than one separate firm (in addition to any local counsel) for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (v) such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (B) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (vi) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

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9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder (other than by reason of the gross negligence, willful misconduct or bad faith of the Underwriter or the Indemnified Parties, as the case may be), the Company and the Underwriter shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriter, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company), as incurred, to which the Company and one or more of the Underwriter may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the Offering and sale of the Securities or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriter in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriter shall be deemed to be in the same proportion as (i) the total proceeds from the Offering (net of underwriting discount and commission but before deducting expenses) received by the Company bears to (ii) the underwriting discount and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriter was treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9, (i) the Underwriter shall not be required to contribute any amount in excess of the underwriting discounts applicable to the Securities underwritten by it and distributed to the public, and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act). For purposes of this Section 9, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. As used herein, a “Person” refers to an individual or entity.

10. Survival. All covenants of the Company and the Underwriter contained in this Agreement or the agreements contained in Sections 6, 14 and 15, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers or directors or any controlling Person thereof, and shall survive delivery of and payment for the Securities to and by the Underwriter. The covenants and agreements contained in Sections 4, 6, 8, 9, 14 and 15 shall survive any termination of this Agreement, including termination pursuant to Section 11. For the avoidance of doubt, in the event of termination the Underwriter will be reimbursed Accountable Out-of-Pocket Expenses subject to the limit in Section 6(d) and Section 11(d) below, in compliance with FINRA Rules5110(g)(5)(A), 5110(g)(5)(B)(i) and 5110(g)(5)(B)(ii).

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11. Effective Date of Agreement; Termination; Defaulting Underwriter.

(a) This Agreement shall become effective upon the later of: (i) receipt by the Underwriter and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of Section 12 and of Sections 4, 6, 8, 9, 14 and 15 shall remain in full force and effect at all times after the execution hereof to the extent they are in compliance with FINRA Rule 5110(g)(5).

(b) The Underwriter shall have the right to terminate this Agreement at any time prior to the consummation of the Closing if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the reasonable opinion of the Underwriter will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) trading on the New York Stock Exchange or Nasdaq Stock Market has been suspended or made subject to material limitations, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, on the New York Stock Exchange or Nasdaq Stock Market or by order of the Commission, FINRA or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or any material disruption in commercial banking or securities settlement or clearance services has occurred; or (iv) (A) there has occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there has been any other calamity or crisis or any change in political, financial or economic conditions, if the effect of any such event in (A) or (B), in the reasonable judgment of the Underwriter, is so material and adverse that such event makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares on the terms and in the manner contemplated by the Prospectus.

(c) Any notice of termination pursuant to this Section 11 shall be in writing and delivered in accordance with Section 12.

(d) If, on the Closing Date or any Additional Closing Date, as the case may be, the Underwriter shall fail or refuse to purchase the Securities that it has agreed to purchase hereunder on such date, and arrangements satisfactory to the Underwriter and the Company for the purchase of such Securities are not made within thirty six (36) hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting underwriters or the Company. In any such case, either the Underwriter or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Disclosure Package, in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

(e) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 11(b) hereof), or if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Underwriter, reimburse the Underwriter for only those documented Accountable Out-Of-Pocket Expenses (including the reasonable fees and expenses of their counsel), actually incurred by the Underwriter in connection herewith as allowed under FINRA Rule 5110 less the amount of the Advances previously paid by the Company); provided, however, that all such expenses, including the costs and expenses set forth in Section 6(c) which were actually paid, shall not exceed $240,000, including the Advances.

12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to the Underwriter, shall be mailed, delivered, or emailed, to:

Cathay Securities, Inc.

40 Wall St, Suite 3600

New York, NY 10005

Attn: Mr. Xiaoyu Li, Chief Executive Officer

Email: shell.li@cathaysecurities.com

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with a copy to Underwriter’s Counsel at:

VCL Law LLP

1945 Old Gallows Rd., Suite 260

Vienna, VA 22182

Email: fliu@vcllegal.com

Attention: Fang Liu, Esq.

(b) if sent to the Company, shall be mailed, delivered, or emailed, to:

Angie Holdings Limited

3/F., West Gate Tower

No. 7 Wing Hong Street

Lai Chi Kok

Kowloon Hong Kong

Email: kevin@angieuniform.com

Attention: Wai Sing FONG

with a copy to the Company’s Counsel at:

Loeb & Loeb LLP

2206-19 Jardine House

8 Finance St, Central, Hong Kong

1 Connaught Place, Central, Hong Kong SAR

Email: lvenick@loeb.com

Attention: Lawrence S. Venick, Esq.

13. Parties; Limitation of Relationship. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriter, the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and such persons and their respective successors and assigns, and not for the benefit of any other person. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Securities from the Underwriter.

14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the conflict of laws principles thereof. Each of the parties hereto hereby submits to the exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York (each, a “New York Court”) in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto irrevocably waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the New York Courts, and irrevocably waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. The Company irrevocably appoints Cogency Global Inc. as its authorized agent (the “Authorized Agent”) in New York, New York upon which process may be served in any such suit or proceeding, and agrees that service of process in any manner permitted by applicable law upon such agent shall be deemed in every respect effective service of process in any manner permitted by applicable law upon the Company in any such suit or proceeding. The Company further agrees to take any and all actions as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of three years from the date of this Agreement.

15. Entire Agreement. This Agreement, together with the schedules and annexes attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein. This Agreement supersedes any prior agreements or understandings among or between the parties hereto.

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16. Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforceable to the fullest extent permitted by law.

17. Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

18. Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver may be sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment. The parties to this Agreement hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal suit, action or proceeding arising out of or relating to this Agreement, the Registration Statement, the Disclosure Package, the Prospectus, the offering of the Securities or the transactions contemplated hereby.

19. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriter is acting solely as Underwriter in connection with the offering of the Company’s Securities. The Company further acknowledges that the Underwriter is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s-length basis and in no event do the parties intend that the Underwriter acts or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriter may undertake or has undertaken in furtherance of the offering of the Company’s Securities, either before or after the date hereof. The Underwriter hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company hereby further confirms its understanding that the Underwriter has not assumed an advisory or fiduciary responsibility in favor of the Company with respect to the Offering contemplated hereby or the process leading thereto, including, without limitation, any negotiation related to the pricing of the Securities; and the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate in connection with this Agreement and the Offering. The Company and the Underwriter agrees that it is responsible for making its own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriter to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriter with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or other electronic transmission shall constitute valid and sufficient delivery thereof.

21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

22. Time is of the Essence. Time shall be of the essence of this Agreement.

[Signature Page Follows]

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If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

Angie Holdings Limited

By:
Name: Wai Sing FONG
Title: Chief Executive Officer

Accepted by the Underwriter

as of the date first written above

Cathay Securities, Inc.

By:
Name: Xiaoyu Li
Title: Chief Executive Officer

[Signature Page to Underwriting Agreement]

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SCHEDULE A

Underwriters	Number of Firm Shares To Be Purchased
Cathay Securities, Inc.	[●]
Total	[●]

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SCHEDULE B

Lock-Up Parties

Name

Wai Sing FONG

Mei Yuk FONG

Wing Hang CHAN

Ngo Yin TSANG

Yan Fai LEE

Pik Yin MOK

Visionary Value Investments Limited

Nexus Capital Development Limited

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Annex I

ANGIE HOLDINGS LIMITED

OFFICERS’ CERTIFICATE

[●], 2025

The undersigned, Wai Sing FONG, Chief Executive Officer, and Wing Hang CHAN, Chief Financial Officer, of Angie Holdings Limited, a Cayman Islands exempted company (the “Company”), pursuant to Section 7(d) of the Underwriting Agreement, dated as of [●], 2025 by and between the Company and Cathay Securities, Inc. (the “Underwriting Agreement”), do hereby certify, each in his or her capacity as an officer of the Company, and not individually and without personal liability, on behalf of the Company, as follows:

1.	Such officer has carefully examined the Registration Statement, the Disclosure Package, and the Prospectus and, in his or her opinion, the Registration Statement and each amendment thereto, as of [●] p.m. ET, [●], 2025 (the “Applicable Time”) and as of the date hereof did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Disclosure Package, as of the Applicable Time and as of the date hereof, any Permitted Free Writing Prospectus as of its date and as of the date hereof, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the date hereof, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

2.	Subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package, or the Prospectus, there has not been any Material Adverse Changes or any development involving a prospective Material Adverse Change, whether or not arising from transactions in the ordinary course of business.

3.	To the best of his or her knowledge, as of the date hereof, the representations and warranties of the Company in the Underwriting Agreement are true and correct in all material respects (except for those representations and warranties qualified as to materiality, which shall be true and correct in all respects and except for those representations and warranties which refer to facts existing at a specific date, which shall be true and correct as of such date) and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the Underwriting Agreement at or prior to the date hereof.

4.	To the best of his or her knowledge after reasonable investigation, as of the date hereof, the Company has not sustained any material loss or interference with its businesses, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding.

5.	There are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement, the Disclosure Package, and the Prospectus pursuant to the Regulations which are not so included.

6.	The Registration Statement has become effective and all necessary regulatory and listing approvals shall have been received as of the Applicable Time. No stop order or other order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale, nor suspending or preventing the use of the Disclosure Package and the Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to the best of his knowledge, is contemplated by the Commission or any state or regulatory body.

Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Underwriting Agreement. This certificate may be executed in one or more counterparts, all of which together shall be deemed to be one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, we have, on behalf of the Company, signed this certificate as of the date first written above.

Name:	Wai Sing FONG
Title:	Chief Executive Officer

Name:	Wing Hang CHAN
Title:	Chief Financial Officer

[Signature Page of Officers’ Certificate]

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Annex II

ANGIE HOLDINGS LIMITED

CHAIRMAN’S CERTIFICATE

[●], 2025

The undersigned, Wai Sing FONG, hereby certifies that he is the duly elected Chairman of the Board of Directors of Angie Holdings Limited, a Cayman Islands exempted company (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company. Pursuant to Section 7(e) of the Underwriting Agreement, dated as of [●], 2025, between the Company and Cathay Securities, Inc. (the “Underwriting Agreement”), the undersigned further certifies in his capacity as Chairman of the Board of the Directors of the Company and without personal liability, on behalf of the Company, the items set forth below. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Underwriting Agreement.

1.	Attached hereto as Exhibit A are true and complete copies of the resolutions adopted by the Board of Directors of the Company (the “Board”) either at a meeting or meetings properly held or by written resolution of the Company’s Board and any committee of or designated by the Company’s Board relating to the public offering contemplated by the Underwriting Agreement: all of such resolutions were duly adopted, have not been amended, modified or rescinded and remain in full force and effect; and such resolutions are the only resolutions passed by the Board or by any committee of or designated by the Board relating to the public offering contemplated by the Underwriting Agreement.

2.	Attached hereto as Exhibit B is a true, correct, and complete copy of the Certificate of Incorporation of the Company, together with any and all amendments thereto. No action has been taken to further amend, modify, or repeal such formation documents, which remain in full force and effect in the attached form as of the date hereof. No action has been taken by the Company, its shareholders, directors or officers in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation or dissolution of the Company prior to the consummation of the transactions contemplated by the Underwriting Agreement.

3.	Attached hereto as Exhibit C is a true, correct, and complete copy of the amended and restated memorandum and articles of association of the Company and any and all amendments thereto. No action has been taken to further amend, modify, or repeal such amended and restated memorandum and articles of association, which remain in full force and effect in the attached form as of the date hereof.

4.	Attached hereto as Exhibit D are true and complete copies of the Certificate of Good Standing, dated [●], 2025, issued by the Registrar of Companies of the Cayman Islands, relating to the Company, and the certificates or similar documents evidencing the good standing of the Subsidiaries.

5.	Each person listed below has been duly appointed to the positions indicated opposite its name and is duly authorized to sign the Underwriting Agreement and each of the documents in connection therewith on behalf of the Company, and the signature appearing opposite such person’s name below is its genuine signature.

Name	Position	Signature

Wai Sing FONG	Chief Executive Officer

Wing Hang CHAN	Chief Financial Officer

This certificate may be executed in one or more counterparts, all of which together shall be deemed to be one and the same instrument.

[Signature Page Follows]

30

IN WITNESS WHEREOF, the undersigned has signed this certificate as of the date first written above.

Name:	Wai Sing FONG
Title:	Chairman of the Board of Directors

[Signature Page of Chairman’s Certificate]

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Annex III

ANGIE HOLDINGS LIMITED

CHIEF FINANCIAL OFFICER’S CERTIFICATE

[●], 2025

The undersigned, Wing Hang CHAN, hereby certifies that he is the duly appointed, qualified, and acting Chief Financial Officer, of Angie Holdings Limited, a Cayman Islands exempted company (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company. Pursuant to Section 7(g) of the Underwriting Agreement, dated as of [●], 2025 between the Company and Cathay Securities, Inc. (the “Underwriting Agreement”), the undersigned further certifies, solely in the capacity as an officer of the Company for and on behalf of the Company as set forth below.

1.	I am the Chief Financial Officer of the Company and have been duly appointed to such position as of the date hereof.

2.	I am providing this certificate in connection with the offering of the securities described in the Registration Statement, the Disclosure Package, and the Prospectus.

3.	I am familiar with the accounting, operations, records systems and internal controls of the Company and have participated in the preparation of the Registration Statement, the Disclosure Package, and the Prospectus.

4.	The Company’s financial statements present fairly, in all material respects, the financial condition of the Company and its subsidiaries and their results of operations for the periods presented in the Registration Statement, the Disclosure Package, and the Prospectus.

5.	I have reviewed the disclosure in the Registration Statement, the Disclosure Package, and the Prospectus, the financial and operating information and data identified and circled by VCL Law LLP in the Registration Statement, the Disclosure Package, and the Prospectus dated [●], 2025 attached hereto as Exhibit A, and to the best of my knowledge such information is correct, complete and accurate in all material respects.

Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Underwriting Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has signed this certificate as of the date first written above.

By:
Name:	Wing Hang CHAN
Title:	Chief Financial Officer

[Signature Page of CFO’s Certificate]

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Annex IV

Form of Lock-Up Agreement

[●], 2025

Cathay Securities, Inc.

40 Wall St, Suite 3600

New York, NY 10005

Ladies and Gentlemen:

The undersigned understands Cathay Securities, Inc. (the “Underwriter”)” propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Angie Holdings Limited, a Cayman Islands exempted company (the “Company”), providing for the public offering in the United States (the “Offering”) of a certain number of Ordinary Shares, par value $0.0001 (the “Shares”).

To induce the Underwriter to continue its efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of the Underwriter, the undersigned will not, during the period commencing on the date of the Offering and ending six months thereafter (the “Lock-Up Period”), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, or otherwise transfer or dispose of, directly or indirectly, any Shares or any securities convertible into or exercisable or exchangeable for or represent the right to receive Shares, whether now owned or hereafter acquired by the undersigned (collectively, the “Lock-Up Securities”); (2) enter into any swap or other agreement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) above or this clause (2) is to be settled by delivery of Shares or such other securities, in cash or otherwise; (3) make any written demand for or exercise any right with respect to the registration of any Shares or any security convertible into or exercisable or exchangeable for Shares; or (4) publicly disclose the intention to do any of the foregoing.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Underwriter in connection with (i) the exercise of the undersigned’s rights to acquire any Ordinary Shares of the Company upon the exercise of options that were duly granted pursuant to the Company’s employee equity incentive plan existing on the date of this agreement as disclosed in the Prospectus, provided that any such shares received upon such exercise shall be subject to the terms of the this agreement; (ii) the issuance, grant, or transfer of shares by the Company, in connection with any granting, vesting, settlement, or exercise of Ordinary Shares, restricted stock units, options, warrants or other rights to purchase or receive shares of the Company (including, in each case, by way of “net” or “cashless” exercise), including for the payment of exercise price and tax and remittance payments due as a result of the vesting, settlement, or exercise of such restricted stock units, options, warrants or rights, provided that any such Ordinary Shares, restricted stock units, options, warrants or rights are granted, issued or transferred pursuant to a Company’s equity incentive plan which has been duly approved and is validly existing on the date of this agreement and described in the Prospectus, further provided that the issuance, grant or transfer of shares is not to any lock-up parties or their respective affiliates or designees subject to the same Lock-Up Period in connection with this Public Offering; and (iii) the transfer of shares to the Company in connection with the vesting, settlement, or exercise of restricted stock units, options, warrants or other rights to purchase shares of the Company (including, in each case, by way of “net” or “cashless” exercise), including for the payment of exercise price and tax and remittance payments due as a result of the vesting, settlement, or exercise of such restricted stock units, options, warrants or rights, provided that any such Ordinary Shares, restricted stock units, options, warrants or rights are duly obtained and held by the undersigned pursuant to a Company’s equity incentive plan which is existing on the date of this agreement and described in the Prospectus (collectively, “Permitted Transfers”). The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this lock-up agreement.

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The undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement (for the avoidance of doubt, excluding any transaction or other action in connection with a Permitted Transfer) during the period from the date hereof to the expiration of the Lock-Up Period, the undersigned will give notice thereof to the Company and will not consummate any such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period has expired.

The undersigned agrees that (i) the foregoing restrictions shall be equally applicable to any issuer-directed or “friends and family” Shares that the undersigned may purchase in the Offering, (ii) at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Underwriter will notify the Company of the impending release or waiver. Any release or waiver granted by the Underwriter hereunder to any such officer or director shall only be effective two (2) business days after the publication date of a press release by the Company for such release or waiver. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration or in connection with any other Permitted Transfer and (b) the transferee has agreed in writing to be bound by a lock-up agreement substantially in the form of this lock-up agreement.

The undersigned agrees that except as set forth in this Lock-Up Agreement, there are no and will not have any other agreement or arrangement, either verbal or in writing, with any other individuals or entities, including but not limited to shareholders, friends and family, and other third parties, to circumvent or has an effect of circumventing the obligations set forth in this Lock-Up Agreement.

No provision in this agreement shall be deemed to restrict or prohibit the exercise, exchange or conversion by the undersigned of any securities exercisable or exchangeable for or convertible into Shares, as applicable; provided that the undersigned does not transfer the Shares acquired on such exercise, exchange or conversion during the Lock-Up Period, unless in connection with a transfer otherwise permitted pursuant to the terms of this lock-up agreement. In addition, no provision herein shall be deemed to restrict or prohibit the entry into or modification of a so-called “10b5-1” plan at any time (other than the entry into or modification of such a plan in such a manner as to cause the sale of any Lock-Up Securities within the Lock-Up Period).

The undersigned understands that the Company and the Underwriter are relying upon this lock-up agreement in proceeding toward consummation of the Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representative, successors and assigns.

The undersigned understands that, if the Underwriting Agreement does not become effective on or prior to [●], 2025, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, then this lock-up agreement shall be void and of no further force or effect.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. The Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriter. The undersigned acknowledges that no assurances are given by the Company or the Underwriter that any Offering will be consummated.

This lock-up agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this lock-up agreement by facsimile or e-mail/.pdf transmission shall be as effective as the delivery of the original hereof.

[SIGNATURE PAGE TO FOLLOW]

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Very truly yours,

By:

Name:

Address:

[Signature Page of Lock-up Agreement]

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